BLACKROCK VARIABLE SERIES FUNDS, INC.

BlackRock Basic Value V.I. Fund

BlackRock Capital Appreciation V.I. Fund

BlackRock Equity Dividend V.I. Fund

BlackRock Global Opportunities V.I. Fund

BlackRock Government Money Market V.I. Fund

BlackRock iShares® Alternative Strategies V.I. Fund

BlackRock iShares® Dynamic Allocation V.I. Fund

BlackRock iShares® Dynamic Fixed Income V.I. Fund

BlackRock iShares® Equity Appreciation V.I. Fund

BlackRock Managed Volatility V.I. Fund

BlackRock S&P 500 Index V.I. Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated July 28, 2017 to the Statement of Additional Information (“SAI”) of the Funds, dated May 1, 2017, as supplemented to date

Effective immediately, the following changes are made to the SAI:

The section of the SAI entitled “Management and Advisory Arrangements — Accounting Services” is deleted in its entirety and replaced with the following:

Accounting Services

The Company has entered into an agreement with JPMorgan Chase Bank, N.A. (“JPM”) pursuant to which JPM provides certain accounting services to the Funds, other than BlackRock Global Allocation V.I. Fund, BlackRock Global Opportunities V.I. Fund, BlackRock High Yield V.I. Fund, BlackRock International V.I. Fund, BlackRock Total Return V.I. Fund and BlackRock U.S. Government Bond V.I. Fund. The Company has entered into an agreement with BNY Mellon pursuant to which BNY Mellon provides certain accounting services to BlackRock Global Allocation V.I. Fund, BlackRock Global Opportunities V.I. Fund, BlackRock High Yield V.I. Fund, BlackRock International V.I. Fund, BlackRock Total Return V.I. Fund and BlackRock U.S. Government Bond V.I. Fund. On January 30, 2017, the Board approved a change in the accounting services provider for BlackRock Global Allocation V.I. Fund, BlackRock High Yield V.I. Fund, BlackRock International V.I. Fund, BlackRock Total Return V.I. Fund and BlackRock U.S. Government Bond V.I. Fund to JPM. JPM will begin serving as accounting services provider for these Funds on or about August 28, 2017, and will provide each Fund with the same accounting services that are provided by the Fund’s current accounting services provider. The Manager provides certain accounting services to each Fund and each Fund reimburses the Manager for such services.

The section of the SAI entitled “Additional Information — Custodians” is deleted in its entirety and replaced with the following:

Custodians. JPMorgan Chase Bank, N.A., 383 Madison Avenue, New York, New York 10179, is the Company’s custodian except that The Bank of New York Mellon, One Wall Street, New York, New York 10286, acts as custodian for assets of BlackRock Global Opportunities V.I. Fund, BlackRock High Yield V.I. Fund, BlackRock Total Return V.I. Fund and BlackRock U.S. Government Bond V.I. Fund, and Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, acts as custodian for assets of BlackRock Global Allocation V.I. Fund and BlackRock International V.I. Fund. On January 30, 2017, the Board approved a change in the custodian for each of BlackRock High Yield V.I. Fund, BlackRock Total Return V.I. Fund and BlackRock U.S. Government Bond V.I. Fund to JPM. JPM will begin serving as custodian for these Funds on or about August 28, 2017, and will provide each Fund with the same custodial services that are provided by the Fund’s current custodian.

Shareholders should retain this Supplement for future reference.

SAI-VAR-0717SUP2